                                                                    EXHIBIT 10.5

                          GENERAL SERVICES AGREEMENT
                          --------------------------


     This GENERAL SERVICES AGREEMENT ("Agreement") is made and entered into as of June 28, 1997, by and between SEAGATE SOFTWARE, INC., a corporation organized and existing under the laws of the United States and with its business address at 920 Disc Drive, Scotts Valley, California 95066, U.S.A. ("SSI"), and SEAGATE TECHNOLOGY, INC., a corporation organized and existing under the laws of the United States and with its business address at 920 Disc Drive, Scotts Valley, California 95066, U.S.A. ("STI").

                             W I T N E S S E T H:

     WHEREAS, SSI and its Affiliates are in the business of producing and distributing software;

     WHEREAS, STI has performed administrative, accounting and similar tasks that benefited SSI and its Affiliates in their business in prior periods, and SSI wishes to acquire such services from STI on an ongoing basis; and

     WHEREAS, STI is willing and able to perform such services for SSI on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth herein and the mutual benefits to be derived herefrom, SSI and STI hereby agree as follows:

Article 1:  Definitions
-----------------------

1.1 "Affiliate" shall mean and include any entity or association controlled by, controlling or under common control with any of the parties. For the purposes of this definition, the term "control" shall mean the ownership of at least 50% of the voting interests in any entity or association.

1.2 "Products" shall mean and include all information, storage, and network management software.

1.3 "Services" shall mean the activities described in Article 2.1 of this Agreement.

1.4 "Service Fees" shall mean the amount estimated to be paid by SSI to STI during any fiscal year for the performance of Services hereunder as specified in Appendix A to this Agreement.

Article 2:  Engagement of STI
-----------------------------

2.1 SSI hereby engages STI and STI hereby agrees, to provide those administrative, accounting and similar services requested by SSI and, which SSI shall require for the effective and efficient operation of SSI's business. The Services may include, but are not limited to, the following:

     (a) providing general accounting services and preparing budgets and performing financial forecasting, cost control and other financial planning services;

     (b) assisting SSI in human resources activities including, but not limited to, employee benefits, hiring, and payroll administration;

     (c) providing such other legal and government relations services, preparing applications for export licenses, permits and other authorization forms, and preparing filings and reports with governmental agencies, as may be required for the conduct of SSI's business activities;

     (d) preparing the documentation necessary to satisfy customs formalities and entry procedures, including the determination and reporting of customs duties, import tax, value-added tax, and any other charges or taxes imposed on the Products;

     (e) assisting SSI with tax related issues including, but not limited to, Federal, State, and international tax planning, provisions, audits, and compliance, including income, sales and use, property, VAT, and similar taxes;

     (f) preparing documentation relating to SSI's general administration, including documentation necessary to maintain it in good standing in its place of organization and such other jurisdictions where SSI conducts business;

     (g)  maintaining files of corporate and commercial documentation;

     (h) providing assistance relating to the marketing, promotion, and sale of the Products;

     (i) providing services and support relating to information technology and facilities;

     (j) providing such other administrative services for SSI as SSI may reasonably request from time to time; and

     (k) oversight by SSI's Chairman of the Board, including screening of potential acquisitions, partnerings, joint ventures, or similar transactions.

2.2 The parties acknowledge that STI may provide Services benefitting SSI or its Affiliates. SSI shall be responsible for payment of Service Fees to STI pursuant to Article 5 of this Agreement. SSI may allocate such Service Fees to its Affiliates as SSI determines to be appropriate.


Article 3:  Independent Contractors
-----------------------------------

     The relationship of SSI and STI established by this Agreement is that of independent contractors, and nothing in this Agreement shall be construed: (a) to give any party the right or power to direct or control the daily activities of any other party; (b) to constitute the parties as principal and agent, employer and employee, partners, joint venturers, co-owners or otherwise as participants in a joint undertaking; or (c) to allow either party (i) to create or assume any obligation on behalf of the other party for any purpose whatsoever or (ii) to represent to any person, firm or entity that such party has any right or power to enter into any binding obligation on the other party's behalf. STI shall independently determine the method, means and technical details of performing the services contemplated by this Agreement.


Article 4:  Representations, Warranties and Covenants of STI
------------------------------------------------------------

STI hereby represents, warrants and covenants that:

     (a) It has the personnel, facilities and resources required to discharge and will discharge the services contemplated by this Agreement in a timely and efficient manner.

     (b) It has the administrative, business and technical experience and expertise required to perform and will perform such services in a competent and professional manner.


Article 5:  Consideration
-------------------------

5.1  Service Fees.  In consideration for STI's performance of Services
     ------------
     hereunder, SSI shall pay to STI each fiscal year the Service Fees specified in Appendix A attached to this Agreement. The parties acknowledge that the Service Fees represent a reasonable estimate of STI's direct and indirect costs to be incurred in performing the Services. Service Fees shall be paid in U.S. dollars in equal monthly installments within thirty (30) days after the end of each month.

     Appendix A shall be reviewed at least annually and revised, as necessary, as agreed between the parties.

5.2  True-Up Adjustment.  For each fiscal year, the parties shall review the
     ------------------
     actual level of Services provided by STI, and the corresponding actual direct and indirect costs incurred by STI in performing such Services. The parties agree that if such actual costs are greater than or less than the Service Fees specified in Appendix A for such fiscal year, such difference shall be charged to or refunded to SSI, as the case may be, within thirty
     (30) days after such review.

5.3  Prior Years.  The parties acknowledge that STI performed Services for SSI
     -----------
     (and/or one or more predecessor entities to SSI) or its Affiliates during periods prior to the effective date of this Agreement. In recognition of this fact, SSI hereby agrees to pay Service Fees to STI for such prior periods. The parties shall agree as to the proper amount of such Service Fees, and STI shall provide such supporting documentation as SSI reasonably requests.

5.4  Governmental Adjustment.  In the event that any government authority
     -----------------------
     determines that the provisions hereof do not constitute an arm's-length arrangement between the parties, and accordingly adjusts the amount to be reported in such jurisdiction, the parties shall make an appropriate correlative adjustment between themselves. Payment of such correlative adjustment shall be made in the year that the amount of the governmental adjustment becomes fixed by a final administrative determination. If a party chooses to contest such determination, the payment shall be made in the year that the governmental adjustment is fixed by a final judgment of a court of competent jurisdiction or determination under applicable competent authority proceedings.


Article 6:  Examination of Records
----------------------------------

     STI agrees to provide SSI with access to such original receipts, ledgers and other records as may be reasonably necessary for SSI or its representatives to verify the amount and nature of any of STI's costs incurred in performing Servics hereunder. Any such examination shall be conducted at STI's business premises during regular business hours. SSI shall bear the cost of any such examination.

Article 7:  Indemnification
---------------------------

     STI shall indemnify, defend and hold SSI harmless against any and all claims, suits, actions, demands, proceedings, losses, damages, liabilities, costs and expenses, including, without limitation, interest and reasonable attorneys' fees (collectively, "Liabilities"), arising out of, relating to, or resulting from Services performed by STI pursuant to this Agreement, other than those Liabilities that would not have arisen but for any act, error and/or omission of SSI and/or any of its officers, directors, employees and/or agents.


Article 8:  Term and Termination
--------------------------------

8.1  Term.  The term of this Agreement shall commence on the date first written
     ----
     above, and shall continue indefinitely, unless terminated pursuant to the terms in this Agreement.

8.2  Termination.  In addition to the rights of termination established under
     -----------
     Article 11.2 herein, this Agreement may be terminated in the following circumstances, without judicial action or arbitration:

     (a) In the event of any material breach of, or material default under, this Agreement by SSI or STI, the nonbreaching or nondefaulting party shall give the other party written notice of such breach or default. The other party shall have a period of thirty (30) calendar days from the date of receipt of such written notice within which to cure the breach or default. In the event of failure to cure, this Agreement may be terminated by written notice of the nonbreaching or nondefaulting party's election to terminate to the other party.

     (b) Any party may terminate this Agreement immediately, upon written notice of termination to the other party, if any other party goes into bankruptcy or voluntary or involuntary dissolution, is declared insolvent, fails to pay its debts as they come due, makes an assignment for the benefit of creditors, becomes subject to any proceedings under any bankruptcy or insolvency law, or suffers the appointment of a receiver, manager, trustee or similar officer over all or substantially all of its assets or properties.

     (c) Any party may terminate this Agreement upon sixty (60) calendar days notice in writing to the other party. In the event that this Agreement is terminated pursuant to this Article 8.2(c), SSI shall pay to STI Service Fees for all Services performed prior to the termination date, within thirty (30) calendar days of STI's submission to SSI of a final invoice. Thereafter, SSI shall have no further obligation to STI whatsoever.

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

8.3  Preservation of Rights.  Termination of this Agreement for any reason
     ----------------------
     whatsoever shall be in addition to, and not in lieu of, any rights and/or remedies available to any party at law or in equity; provided, however, that no party shall be liable to any other party for, and each party hereby expressly waives any right to, any compensation, reimbursement or damages of any kind or character whatsoever, to which such party may be entitled solely by virtue of such termination.


Article 9:  Assignment
----------------------

     No party shall have the right or power to assign any of its rights, or delegate the performance of any of its duties, under this Agreement without the prior written authorization of the other parties; provided, however, that such prior written authorization shall not be required for any party to assign any of its rights, and/or delegate the performance of any of its duties hereunder, to any Affiliate. In those instances where prior authorization is not required, any party may assign its complete rights and obligations under this Agreement by written notice to the other parties.

Article 10:  Compliance with Laws
---------------------------------

     Each party shall at all times and at its own expense (a) strictly comply with all applicable laws, rules, regulations and governmental orders, now or hereafter in effect, relating to its performance of this Agreement, (b) pay all fees and other charges required by such laws, rules, regulations and orders and
(c) maintain in full force and effect all licenses, permits, authorizations, registrations and qualifications from all applicable governmental departments and agencies to the extent necessary to perform its obligations hereunder.


Article 11:  General Provisions
-------------------------------

11.1 No Waiver.  The failure or delay by any party to assert any of its rights
     ---------
     under this Agreement shall not be deemed to constitute a waiver of that party's right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

11.2 Force Majeure.  Notwithstanding anything in this Agreement to the contrary,
     -------------
     no party shall be liable to any other party for any failure to perform, or delay in the performance of, that party's obligations hereunder, when such failure to perform or delay in performance is caused by an event of force
                                                                         -----
     majeure; provided, however, that the party whose performance is prevented
     -------
     or delayed by such event of force majeure shall give prompt notice thereof
                                 ----- -------
     to the other parties.  For purposes of this Article 11.2, the term "force
                                                                         -----
     majeure" shall include war, rebellion, civil disturbance, earthquake, fire,
     -------
     flood, strike, lockout, labor unrest, acts of governmental authorities, shortage of materials, acts of God, acts of the public enemy, and, in general, any other causes or conditions beyond the

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     reasonable control of the parties. If any event of force majeure continues
                                                        ----- -------
     for more than ninety (90) calendar days, any party may terminate this Agreement upon notice to the other parties.

11.3 Notice.  All notices required or permitted by, or made pursuant to, this
     ------
     Agreement shall be in writing and shall be sent by facsimile or by registered, first-class airmail, return receipt requested and postage prepaid, to the following addresses:

     If to SSI:               Seagate Software, Inc.
                              920 Disc Drive
                              Scotts Valley, California  95066
                              U.S.A.

                              Facsimile:  (408) 438-0721
                              Attention:  Corporate Counsel

     If to STI:               Seagate Technology, Inc.
                              920 Disc Drive
                              Scotts Valley, California  95066
                              U.S.A.

                              Facsimile:  (408) 438-8931
                              Attention:  Vice President and Treasurer

All such notices shall be deemed to have been received as follows: (a) if by facsimile, twenty-four (24) hours after transmission; and (b) if by registered, first-class airmail, five (5) calendar days after dispatch.

11.4 Subject Headings.  The subject headings of this Agreement are included for
     ----------------
     purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

11.5 Governing Law.  This Agreement and any dispute arising out of or in
     -------------
     connection with this Agreement, shall be governed by, and interpreted in accordance with the laws of the United States of America and the State of California, USA.

11.6 Entire Agreement.  This Agreement embodies the entire agreement of SSI and
     ----------------
     STI respecting the Services to be provided hereunder and supersedes all prior agreements, understandings and communications, whether written or oral, among the parties with respect to the subject matter hereof. No modification or amendment of this Agreement shall be effective unless in writing and executed by a duly authorized representative of each party.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the day and year first written above.


                         SEAGATE SOFTWARE, INC.


                         By: /s/ Ellen E. Chamberlain
                            -----------------------------------------
                              Ellen E. Chamberlain

                              Its    : Senior Vice President and CFO



                         SEAGATE TECHNOLOGY, INC.


                         By: /s/ James A. Taylor
                            -----------------------------------------
                              James A. Taylor

                              Its    : Vice President and Treasurer



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                                                                      APPENDIX A


                              SEAGATE TECHNOLOGY
                     BUDGETED EXPENSES FOR SEAGATE SOFTWARE
                               FISCAL YEAR 1998


 DEPARTMENT         DEPARTMENT/VENDOR                 TOTAL SALARY &
NUMBER                    NAME                        BENEFITS EXP
[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

[*** Redacted]   [*** Redacted]                         [*** Redacted]

                                                        --------------

                                                        [*** Redacted]
                                                        ==============


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*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.